EXHIBIT 10.2.2
                                 PROMISSORY NOTE


$250,000,000

                                                               September 2, 2005
                                                              New York, New York

            FOR VALUE RECEIVED, each of American Home Mortgage Corp., a New York corporation, American Home Mortgage Investment Corp., a Maryland corporation, American Home Mortgage Holdings, Inc., a Delaware corporation, American Home Mortgage Acceptance, Inc., a Maryland corporation, and American Home Mortgage Servicing, Inc., formerly known as Columbia National, Incorporated, a Maryland corporation, (each a "Borrower", collectively the "Borrowers"), hereby promises to pay, jointly and severally, to the order of MORGAN STANLEY MORTGAGE CAPITAL INC. (the "Lender"), at the principal office of the Lender at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020, in lawful money of the United States, and in immediately available funds, the principal sum of TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement referred to below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

            The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

            This Promissory Note is one of the "Notes" referred to in the Master Loan and Security Agreement, dated as of August 2, 2002, which was amended and restated in its entirety by that certain Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), among the Borrowers, the Lenders from time to time parties thereto and the Morgan Stanley Bank, as Agent for the Lenders, and evidences the Loans made thereunder by the Lender to the Borrowers. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

            The Borrowers agree, jointly and severally, to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

            Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers' obligations under this Note are recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

            Each Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of any Borrower, even if such Borrower is not a party to such agreement; provided, however, that the Lender and each Borrower, by written agreement between them, may affect the liability of the Borrowers.

            Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

            Each Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of the Borrowers under the Loan Documents.

            This Promissory Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, whose laws each Borrower expressly elects to apply to this Note. Each Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.


                               [SIGNATURES FOLLOW]

                                       AMERICAN HOME MORTGAGE CORP.,
                                          as a Borrower


                                       By: /s/ Craig Pino
                                          --------------------------------------
                                          Name: Craig Pino
                                          Title: Senior Vice President and
                                          Treasurer


                                       AMERICAN HOME MORTGAGE INVESTMENT
                                          CORP., as a Borrower


                                       By: /s/ Craig Pino
                                          --------------------------------------
                                          Name: Craig Pino
                                          Title: Senior Vice President and
                                          Treasurer


                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.,
                                          as a Borrower


                                       By: /s/ Craig Pino
                                          --------------------------------------
                                          Name: Craig Pino
                                          Title: Senior Vice President and
                                          Treasurer


                                       AMERICAN HOME MORTGAGE ACCEPTANCE,
                                          INC., as a Borrower


                                       By: /s/ Craig Pino
                                          --------------------------------------
                                          Name: Craig Pino
                                          Title: Senior Vice President and
                                          Treasurer


                                       AMERICAN HOME MORTGAGE SERVICING, INC.
                                          (f/k/a Columbia National,
                                          Incorporated), as a Borrower


                                       By: /s/ Craig Pino
                                          --------------------------------------
                                          Name: Craig Pino
                                          Title: Senior Vice President and
                                          Treasurer